UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   November 5, 2003


                               PACIFIC GOLD CORP.
               --------------------------------------------------
                    (Formerly Blue Fish Entertainment, Inc.)
               (Exact name of registrant as specified in charter)


                        Commission File Number 000-32629


                        Nevada                        91-1997728
            -------------------------------       -------------------
            (State or other jurisdiction of          (IRS Employer
             incorporation or organization)       Identification No.)


      141 ADELAIDE STREET WEST, STE 1004, TORONTO, ONTARIO        M5H 3L5
      ----------------------------------------------------       ----------
            (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code     (416) 214-1483
                                                             --------------




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Item 5. Other Events and Regulation FD Disclosure

On November 5, 2003, Pacific Gold Corp. (the "Company") issued a press release announcing the cancellation of the Defiance mining claim purchase. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(C)     Exhibits

        99.1 Press release dated November 5, 2003 announcing that Pacific Gold Corp. Cancels Defiance Purchase.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             (Registrant) PACIFIC GOLD CORP,

                                             By: /s/ Mitchell Geisler
                                                 ----------------------------
                                                 Mitchell Geisler, President,
                                                 Secretary, Treasurer & Chief
                                                 Financial Officer

Date:  November 6, 2003








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